                                                                    EXHIBIT 99.2

                       GRAY COMMUNICATIONS SYSTEMS, INC.

                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         As set forth in the Prospectus dated _____ __, 2002 (the "Prospectus") in the section entitled "The Exchange Offer - Guaranteed Delivery Procedures" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if certificates representing 9.25% Senior Subordinated Notes due 2011 of Gray Communications Systems, Inc. (the "Original Notes") are not immediately available or time will not permit the holder to deliver its Original Notes or other required documents to the Exchange Agent, or to complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to the Expiration Date.

                            TO BANKERS TRUST COMPANY
                             (THE "EXCHANGE AGENT")

              BY HAND:                             BY MAIL:                 BY OVERNIGHT MAIL OR COURIER:
       Bankers Trust Company             BT Services Tennessee, Inc.         BT Services Tennessee, Inc.
 c/o The Depository Trust Clearing           Reorganization Unit          Corporate Trust & Agency Services
            Corporation                        P.O. Box 292737                   Reorganization Unit
     55 Water Street, 1st Floor            Nashville, TN 37229-2737            648 Grassmere Park Road
       Jeanette Park Entrance                                                    Nashville, TN 37211
         New York, NY 10041


                                  BY FACSIMILE:
                                 (615) 835-3701
                              Confirm by Telephone:
                                 (615) 835-3572

                                  Information:
                                 (800) 735-7777


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to Gray Communications Systems, Inc. the principal amount of the Original Notes listed below, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto, as follows:


                                                  Aggregate Principal                  Principal Amount
                                                   Amount Represented            Tendered (must be in integral
                 Certificate Nos.                   by Certificates                  multiples of $1,000)
               --------------------               --------------------               --------------------
               ====================               ====================               ====================
               ====================               ====================               ====================
               ====================               ====================               ====================
               ====================               ====================               ====================


--------------------------------------------------------------------------------
Book-Entry Transfer Facility Account Number (if the Original Notes will be tendered by book-entry transfer)

--------------------------------------------------------------------------------
Principal Amount Tendered
(must be in integral multiples of $1,000)


         This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as name(s) appear(s) on certificates for Original Notes or on a security position listing as the owner of Original Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.

--------------------------------------------------------------------------------
Name(s) of Holder(s)                                    (Please print or type)

--------------------------------------------------------------------------------
Number and Street or P.O. Box

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Area Code and Telephone Number

--------------------------------------------------------------------------------
Signature(s)

Dated: _____________________, 2002

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with Original Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer) and all other required documents, will be deposited by the undersigned with the Exchange Agent at its applicable address set forth above.

The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Original Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned.



--------------------------------------------                  --------------------------------------------
               Name of Firm                                               Authorized Signature

--------------------------------------------                  --------------------------------------------
                   Address                                                       Title
                                                              Name
--------------------------------------------                       ---------------------------------------
                  Zip Code                                                (Please Print or Type)

                                                              Dated                                 , 2002
--------------------------------------------                        --------------------------------
           Area Code and Telephone No.




NOTE: DO NOT SEND CERTIFICATES REPRESENTING ORIGINAL NOTES WITH THIS FORM. CERTIFICATES REPRESENTING ORIGINAL NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.